SEVENTH AMENDMENT TO THE
CONNECTICUT NATURAL GAS CORPORATION
OFFICERS RETIREMENT PLAN
TRUST AGREEMENT

This Agreement made as of the 25th day of April, 2000, by and between the Connecticut Natural Gas Corporation, a Connecticut corporation with its principal place of office in Hartford, Connecticut (hereinafter referred to as the "Company"), and Fleet National Bank, a bank with trust powers having a principal place of business in Hartford, Connecticut (hereinafter referred to as the "Trustee"),

W I T N E S S E T H

WHEREAS, by Agreement dated January 9, 1989 (the "Agreement"), the Company and The Connecticut Bank & Trust Company, N.A. entered into an Agreement entitled "The Connecticut Natural Gas Corporation Officers Retirement Plan Trust Agreement"; and

WHEREAS, Fleet National Bank has succeeded to the trust business of the Connecticut Bank & Trust Company, N.A., and is currently serving as trustee; and

WHEREAS, the parties reserve the right to amend the Agreement in Article X, Section 10.1 thereof, subject to the conditions set forth therein; and

WHEREAS, the Agreement has previously been amended six times; and

WHEREAS, the Company wishes to amend the Agreement in the particulars set forth below;

NOW, THEREFORE, the Company and the Trustee agree as follows;

1. By deleting Section 5.2(n) of the Agreement, as heretofore amended, and inserting in lieu thereof the following:

"(n) Notwithstanding the foregoing, in no event shall the Trustee invest in shares of stock of the Company or any affiliate thereof."

IN WITNESS WHEREOF, the parties have caused this Seventh Amendment to be duly executed and their respective corporate seals to be hereunto affixed as of the date first shown above written.

ATTEST	CONNECTICUT NATURAL GAS CORPORATION
S/ Jeffrey A. Hall	By S/ Jean S. McCarthy
Its Vice President Human Resources
ATTEST	FLEET NATIONAL BANK
S/ Helen M. Atwood	By S/ William B. Parent
Its Vice President

STATE OF CONNECTICUT             )
                                                             ) ss HARTFORD
COUNTY OF HARTFORD               )

Personally appeared Jean McCarthy of Connecticut Natural Gas Corporation, signer of the foregoing instrument and acknowledge the same to be ~~his~~/her free act and deed as such ___________________ and the free act and deed of said corporation before me.

S/ Daisy Q. Mendez
Notary Public
My commission expires: June 30, 2004

STATE OF CONNECTICUT           )
                                                           ) ss HARTFORD

COUNTY OF HARTFORD             )

Personally appeared William B. Parent of Fleet National Bank, signer of the foregoing instrument and acknowledge the same to be his/~~her~~ free act and deed as such Vice President and the free act and deed of said corporation before me.

Frances A. Maslona
Notary Public
My commission expires: April 30, 2004